MONTHLY SERIES 1996-A CERTIFICATEHOLDERS' STATEMENT
             ---------------------------------------------------

                                Series 1996-A

                      BANK OF AMERICA NATIONAL ASSOCIATION
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                         BA MASTER CREDIT CARD TRUST

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      The  information  which is  required to be  prepared  with  respect to the distribution  date of JANUARY 15, 1997, and with respect to the  performance of
                      ----------------
the Trust during the related Monthly Period.

      Capitalized terms used in this Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

      A.    Information Regarding the Current Monthly Distribution (Stated on
            -----------------------------------------------------------------
            the Basis of $1,000 Original Certificate Principal Amount)
            ----------------------------------------------------------

             1.   The amount of the current monthly
                  distribution in respect of Class A Monthly
                  Principal...................................$          0.00000
                                                               -----------------

             2.   The amount of the current monthly
                  distribution in respect of Class B Monthly
                  Principal...................................$          0.00000
                                                               -----------------

             3.   The amount of the current monthly
                  distribution in respect of Collateral
                  Monthly Principal...........................$          0.00000
                                                               -----------------

             4.   The amount of the current monthly
                  distribution in respect of Class A
                  Monthly Interest............................$          4.77956
                                                               -----------------

             5.   The amount of the current monthly
                  distribution in respect of Class A
                  Deficiency Amounts..........................$          0.00000
                                                               -----------------

             6.   The amount of the current monthly
                  distribution in respect of Class A
                  Additional Interest.........................$          0.00000
                                                               -----------------

             7.   The amount of the current monthly
                  distribution in respect of Class B Monthly
                  Interest....................................$          4.91289
                                                               -----------------

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             8.   The amount of the current monthly
                  distribution in respect of Class B
                  Deficiency Amounts..........................$          0.00000
                                                               -----------------

             9.   The amount of the current monthly
                  distribution in respect of Class B
                  Additional Interest.........................$          0.00000
                                                               -----------------

            10.   The amount of the current monthly
                  distribution in respect of Collateral
                  Monthly Interest............................$          5.00456
                                                               -----------------

            11.   The amount of the current monthly
                  distribution in respect of any accrued
                  and unpaid Collateral Monthly Interest......$          0.00000
                                                               -----------------

      B.    Information Regarding the Performance of the Trust
            --------------------------------------------------

             1.   Collection of Principal Receivables
                  -----------------------------------

                  (a)   The  aggregate   amount  of   Collec-
                        tions  of  Principal Receivables
                        processed during the related Monthly
                        Period which were allocated in respect
                        of the Class A Certificates...........$     5,026,494.69
                                                               -----------------

                  (b)   The aggregate amount of Collections
                        of  Principal Receivables  processed
                        during the related Monthly Period
                        which were allocated in respect of
                        the Class B Certificates.............$      4,107,277.37
                                                              ------------------

                  (c)   The aggregate amount of Collections
                        of  Principal Receivables processed
                        during the related Monthly Period
                        which were allocated in respect of
                        the Collateral Interest..............$      5,055,110.61
                                                              ------------------

             2.   Principal Receivables in the Trust
                  ----------------------------------

                  (a)   The aggregate amount of Principal
                        Receivables in the Trust as of the
                        end of the day on the last day of
                        the related Monthly Period...........$  3,965,323,880.74
                                                              ------------------

                  (b)   The amount of Principal Receivables
                        in the Trust represented by the
                        Investor Interest of Series 1996-A
                        as of the end of the day on the
                        last day of the related Monthly
                        Period...............................$    500,000,000.00
                                                              ------------------

                  (c)   The amount of Principal Receivables
                        in the Trust represented by the
                        Series 1996-A Adjusted Investor
                        Interest as of the end of day on
                        the last day of the related Monthly
                        Period...............................$    500,000,000.00
                                                              ------------------

                  (d)   The amount of Principal Receivables
                        in the Trust represented by the
                        Class A Investor Interest as of the
                        end of the day on the last day of
                        the related Monthly Period...........$    427,500,000.00
                                                              ------------------

                  (e)   The amount of Principal Receivables
                        in the Trust represented by the
                        Class A Adjusted Investor Interest
                        as of the end of day on the last
                        day of the related Monthly Period....$    427,500,000.00
                                                              ------------------

                  (f)   The amount of Principal Receivables
                        in the Trust represented by the
                        Class B Investor Interest as of the
                        end of the day on the last day of
                        the related Monthly Period...........$     32,500,000.00
                                                              ------------------

                  (g)   The amount of Principal Receivables
                        in the Trust represented by the
                        Collateral Interest as of the end
                        of the day on the last day of the
                        related Monthly Period...............$     40,000,000.00
                                                              ------------------

                  (h)   The Floating Investor Percentage
                        with respect to the related Monthly
                        Period................................          12.8298%
                                                               -----------------

                  (i)   The Class A Floating Allocation
                        with respect to the related Monthly
                        Period.................................           85.50%
                                                                ----------------

                  (j)   The Class B Floating Allocation
                        with respect to the related Monthly
                        Period.................................            6.50%
                                                                ----------------

                  (k)   The Collateral Floating Allocation
                        with respect to the related Monthly
                        Period.................................            8.00%
                                                                ----------------

                  (l)   The Fixed Investor Percentage with
                        respect to the related Monthly
                        Period.................................              N/A
                                                               -----------------

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                  (m)   The Class A Fixed Allocation with
                        respect to the related Monthly
                        Period.................................              N/A
                                                               -----------------

                  (n)   The Class B Fixed Allocation with
                        respect to the related Monthly
                        Period.................................              N/A
                                                               -----------------

                  (o)   The Collateral Fixed Allocation
                        with respect to the related Monthly
                        Period.................................              N/A
                                                               -----------------

            3.    Delinquent Balances
                  -------------------
                  The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the related Monthly Period:
                                                 Aggregate      Percentage of
                                                  Account           Total
                                                  Balance        Receivables
                                                 ---------      -------------

                        (a) 30 - 59 days      $ 65,086,275.00      1.6189%
                        (b) 60 - 89 days      $ 39,008,847.54      0.9703%
                        (c) 90 - or more days $ 65,697,554.23      1.6341%
                        Total..............   $169,792,676.77      4.2232%

            4.    Investor Default Amount
                  -----------------------

                  (a)   The Aggregate Investor Default
                        Amount for the related Monthly
                        Period...............................$      2,430,413.83
                                                              ------------------

                  (b)   The Class A Investor Default Amount
                        for the related Monthly Period.......$      2,078,003.82
                                                              ------------------

                  (c)   The Class B Investor Default Amount
                        for the related Monthly Period.......$        157,976.90
                                                              ------------------

                  (d)   The Collateral Default Amount for
                        the related Monthly Period...........$        194,433.11
                                                              ------------------

             5.   Investor Charge Offs
                  --------------------

                  (a)   The aggregate amount of Class A
                        Investor Charge Offs for the
                        related Monthly Period...............$              0.00
                                                              ------------------

                  (b)   The aggregate amount of Class A
                        Investor Charge Offs set forth in
                        5(a) above per $1,000 of original
                        certificate principal amount.........$              0.00
                                                              ------------------


                  (c)   The aggregate amount of Class B
                        Investor Charge Offs for the
                        related Monthly Period...............$              0.00
                                                              ------------------

                  (d)   The aggregate amount of Class B
                        Investor Charge Offset forth in
                        5(c) above per $1,000 of original
                        certificate principal amount.........$              0.00
                                                              ------------------

                  (e)   The aggregate amount of Collateral
                        Charge Offs for the related Monthly
                        Period...............................$              0.00
                                                              ------------------

                  (f)   The aggregate amount of Collateral
                        Charge Offs set forth in 5(e) above
                        per $1,000 of original certificate
                        principal amount.....................$              0.00
                                                              ------------------

                  (g)   The aggregate amount of Class A
                        Investor Charge Offs reimbursed on
                        the Transfer Date immediately
                        preceding this Distribution Date ....$              0.00
                                                              ------------------

                  (h)   The aggregate amount of Class A
                        Investor Charge Offs set fourth in
                        5(g) above per $1,000 original
                        certificate principal amount
                        reimbursed on the Transfer Date
                        immediately preceding this
                        Distribution Date....................$              0.00
                                                              ------------------

                   (i)  The aggregate amount of Class B
                        Investor Charge Offs reimbursed on
                        the Transfer Date immediately
                        preceding this Distribution Date ....$              0.00
                                                              ------------------

                  (j)   The aggregate amount of Class B
                        Investor Charge Offs set fourth in
                        5(i) above per $1,000 original
                        certificate principal amount reim-
                        bursed  on  the  Transfer  Date
                        immediately preceding this
                        Distribution Date....................$              0.00
                                                              ------------------

                  (k)   The aggregate amount of Collateral
                        Charge Offs reimbursed on the
                        Transfer Date immediately preceding
                        this Distribution Date...............$              0.00
                                                              ------------------

                  (l)   The aggregate amount of Collateral
                        Charge Offs set forth in 5(k) above
                        per $1,000 original certificatep
                        principal amount reimbursed on the
                        Transfer  Date  immediately preceding
                        Distribution Date....................$              0.00
                                                              ------------------


             6.   Investor Servicing Fee
                  ----------------------

                  (a)   The amount of the Class A Servicing
                        Fee payable by the Trust to the
                        Servicer for the related Monthly
                        Period...............................$        356,250.00
                                                              ------------------

                  (b)   The amount of the Class B Servicing
                        Fee payable by the Trust to the
                        Servicer for the related Monthly
                        Period...............................$         27,083.33
                                                              ------------------

                  (c)   The amount of the Collateral
                        Servicing Fee payable by the Trust
                        to the Servicer for the related
                        Monthly Period.......................$         33,333.34
                                                              ------------------

                  (d)   The amount of Servicer Interchange
                        payable by the Trust to the
                        Servicer for the related Monthly
                        Period...............................$        416,666.67
                                                              ------------------


             7.   Reallocations
                  -------------

                  (a)   The amount of Reallocated
                        Collateral Principal Collections
                        with respect to this Distribution
                        Date.................................$              0.00
                                                              ------------------

                  (b)   The amount of Reallocated Class B
                        Principal Collections with respect
                        to this Distribution Date............$              0.00
                                                              ------------------

                  (c)   The Collateral Interest as of the
                        close of business on this
                        Distribution Date....................$     40,000,000.00
                                                              ------------------

                  (d)   The Class B Investor Interest as of
                        the close of business on this
                        Distribution Date....................$     32,500,000.00
                                                              ------------------

             8.   Collection of Finance Charge Receivables
                  ----------------------------------------

                  (a)   The aggregate amount of Collections
                        of Finance Charge Receivables pro-
                        cessed during the related Monthly
                        Period which were allocated in respect
                        of the Class A Certificates..........$      6,482,695.93
                                                              ------------------

                  (b)   The aggregate amount of Collections
                        of Finance Charge Receivables pro-
                        cessed during the related Monthly
                        Period which were allocated in
                        respect of the Class B Certificates..$        492,836.53
                                                              ------------------

                  (c)   The aggregate amount of Collections
                        of Finance Charge Receivables pro-
                        cessed during the related Monthly
                        Period which were allocated in respect
                        of the Collateral Interest...........$        606,568.05
                                                              ------------------

            9.    Principal Funding Account
                  -------------------------

                  (a)   The principal amount on deposit in
                        the Principal Funding Account on
                        the related Transfer Date............$              0.00
                                                              ------------------

                  (b)   The Accumulation Shortfall with
                        respect to the related Monthly
                        Period...............................$              0.00
                                                              ------------------

                  (c)   The Principal Funding Investment
                        Proceeds deposited in the Finance
                        Charge Account on the related
                        Transfer Date........................$              0.00
                                                              ------------------

                  (d)   The Principal Funding Investment
                        Shortfall............................$              0.00
                                                              ------------------

                  (e)   The amount of all or the portion of
                        the Reserve Draw Amount deposited
                        in the Finance Charge Account on
                        the related Transfer Date from the
                        Reserve Account......................$              0.00
                                                              ------------------

            10.   Reserve Draw Amount........................$              0.00
                  -------------------                         ------------------


            11.   Available Funds
                  ---------------

                  (a)   The amount of Class A Available
                        Funds on deposit in the Finance
                        Charge Account on the related
                        Transfer Date........................$      6,482,695.93
                                                              ------------------

                  (b)   The amount of Class B Available
                        Funds on deposit in the Finance
                        Charge Account on the related
                        Transfer Date........................$        492,836.53
                                                              ------------------

                  (c)   The amount of Collateral Available
                        Funds on deposit in the Finance
                        Charge Account on the related
                        Transfer Date........................$        606,568.05
                                                              ------------------

            12.   Portfolio Yield
                  ---------------

                  (a)   The Portfolio Yield (Net) for the
                        related Monthly Period.................         13.3640%
                                                               -----------------

                  (b)   The Portfolio Adjusted Yield for
                        the related Monthly Period.............          5.0965%
                                                               -----------------

      C.    Floating Rate Determinations
            ----------------------------

                  1.    LIBOR for the Interest Period
                        ending on this Distribution Date......          5.60547%
                                                              ------------------










                                            BANK OF AMERICA NATIONAL ASSOCIATION

                                            Transferor and Servicer



                                            By:   /s/ MARGARET A. SPRUDE
                                                 -------------------------------
                                                 Name:  Margaret A. Sprude
                                                 Title: Senior Vice President